Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                                   SECTION 906
                                     OF THE
                           SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report on Form 10-Q of Ferrellgas Partners, L.P. (the "Partnership") for the three months ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership at the dates and for the periods indicated.

     The  foregoing  certification  is made  solely  for  purposes  of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

     This certification is being furnished to the Securities and Exchange Commission in accordance with SEC Release Nos. 33-8212 and 34-47551, dated March 21, 2003. It is not to be deemed "filed" with the SEC for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18. In addition, this certification is not to be incorporated by reference into any registration statement of the undersigned or other filing of the undersigned made pursuant to the Exchange Act or Securities Act, unless specifically identified as being incorporated therein by reference.

Dated:  June 13, 2003

                           /s/ James E. Ferrell
                           -----------------------------------------------------
                           James E. Ferrell
                           Chairman, President and Chief Executive Officer of Ferrellgas, Inc., the registrant's general partner


                           /s/ Kevin T. Kelly
                           -----------------------------------------------------
                           Kevin T. Kelly
                           Senior Vice President and Chief Financial Officer
                           of Ferrellgas, Inc., the registrant's general partner


                           *A signed  original of this  written  statement
                            required by Section 906 has been provided to Ferrellgas Partners, L.P.